UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	August 11, 2005

Volkswagen Dealer Finance, LLC
Volkswagen Credit Auto Master Owner Trust

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-125416 333-125416-01	38-3528063 13-7255034

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 340-6550

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Registrant and Co-Registrant are filing the exhibit listed in Item 9.01(c) below in connection with the issuance of the Floating Rate Auto Dealer Loan Backed Notes, Series 2005-1 (the “Notes”) by Volkswagen Credit Auto Master Owner Trust described in the Final Prospectus dated August 3, 2005.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant and the co-registrant, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 11, 2005	VOLKSWAGEN DEALER FINANCE, LLC

	By:	/s/ David Schulz

	Name:	David Schulz
	Title:	President and Treasurer

	By:	/s/ LeSha A. Thorpe

	Name:	LeSha A. Thorpe
	Title:	Assistant Treasurer

August 11, 2005	VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST

	By:	VW CREDIT, INC., as Administrator

	By:	/s/ David Schulz

	Name:	David Schulz
	Title:	Treasurer

	By:	/s/ LeSha A. Thorpe

	Name:	LeSha A. Thorpe
	Title:	Assistant Treasurer

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